    As filed with the Securities and Exchange Commission on July 16, 1999

                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4


                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549
                                 ___________

                                  FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12 (b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                         ORATEC INTERVENTIONS, INC.
           (Exact Name of Registrant as Specified in Its Charter)

             Delaware                                     94-3180773
(State of Incorporation or Organization)       (IRS Employer Identification No.)


                              3700 Haven Court
                            Menlo Park, CA 94025
        (Address of Principal Executive Offices, Including Zip Code)

If this form relates to the registration of a          If this form relates to the registration
 class of securities pursuant to Section 12(b)         of a class of securities pursuant to
 of the Exchange Act and is effective pursuant         Section 12(g) of the Exchange Act and is
 to General Instruction A.(c), check the               effective pursuant to General
 following box. [_]                                    Instruction A.(d), check the following
                                                       box. [X]

Securities Act registration statement file number to which this form relates: 333-82511 (if applicable)


       Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class                        Name of Each Exchange on Which
    to be so Registered                        Each Class is to be Registered
    -------------------                        ------------------------------

          None                                               None

       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, par value $0.001
                               (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed on July 9, 1999 (SEC File No. 333-82511) (the "Form S-1 Registration Statement").
 -------------------------------

Item 2.   Exhibits
          --------

          The following exhibits are filed as a part of this Registration
          Statement:

          1.*     Specimen certificate for Registrant's Common Stock.

          2. Amended and Restated Articles of Incorporation of the Registrant--incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

          3. Certificate of Incorporation for reincorporation in Delaware (as proposed)--incorporated herein by reference to Exhibit
                  3.2 to the Form S-1 Registration Statement.

          4. Amended and Restated Certificate of Incorporation for reverse stock split (as proposed)--incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

          5. Amended and Restated Certificate of Incorporation of the Registrant to become effective upon completion of the Registrant's initial public offering--incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

          6.      Bylaws of the Registrant--incorporated herein by reference to
                  Exhibit 3.5 to the Form S-1 Registration Statement.

          7. Amended and Restated Bylaws to become effective upon completion of the Registrant's initial public offering-- incorporated herein by reference to Exhibit 3.7 to the Form S-1 Registration Statement.

          8. Amended and Restated Investors' Rights Agreement dated December 7, 1998 between the Registrant and certain holders of the Registrant's securities--incorporated herein by reference to Exhibit 10.1 to the Form S-1 Registration Statement.


*    To be filed by amendment.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 16, 1999                ORATEC INTERVENTIONS, INC.

                                   By:    /s/  Nancy Westcott
                                      ----------------------------------------
                                     Nancy Westcott, Chief Financial Officer and
                                     Vice President, Administration

                               INDEX TO EXHIBITS

                                                                         Sequentially
                                                                         ------------
 Exhibit No.                       Description                           Numbered Page
 -----------                       -----------                           -------------
     1.          Specimen certificate for Registrant's Common          To be filed by
                 Stock.                                                amendment

     2.          Amended and Restated Certificate of Incorporation     Incorporated by
                 of the Registrant.                                    reference

     3.          Certificate of Incorporation for reincorporation in   Incorporated by
                 Delaware (as proposed).                               reference

     4.          Amended and Restated Certificate of Incorporation     Incorporated by
                 for reverse stock split (as proposed).                reference

     5.          Form of Amended and Restated Certificate of           Incorporated by
                 Incorporation of the Registrant to become             reference
                 effective upon completion of the Registrant's
                 initial public offering.

     6.          Bylaws of the Registrant.                             Incorporated by
                                                                       reference

     7.          Amended and Restated Bylaws of the Registrant.        Incorporated by
                                                                       reference

     8.          Amended and Restated Investors' Rights Agreement      Incorporated by
                                                                       reference